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                               THE MAINSTAY FUNDS

                 Supplement dated July 21, 2006 ("Supplement")
              to the Prospectus dated March 1, 2006 ("Prospectus")

     This Supplement updates certain information contained in the above-dated Prospectus for The MainStay Funds (the "Trust") regarding the MainStay Money Market Fund and the MainStay Total Return Fund (the "Funds"), each a series of the Trust. You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 1-800-MAINSTAY (1-800-624-6782), or by writing to NYLIFE Distributors LLC, Attn:
MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054.


     1. Delete reference to Christopher Harms as portfolio manager of the Funds, as listed in the section headed "Portfolio Managers" on page 112 of the Prospectus and replace with Gary Goodenough, for MainStay Money Market Fund and Joseph Portera, for MainStay Total Return Fund, each of MacKay Shields LLC.

     2. Delete the biography of Christopher Harms listed in the section headed "Portfolio Manager Biographies" on page 114 of the Prospectus.

     Important information regarding MacKay Shields LLC and Messrs. Goodenough and Portera can be found in the Prospectus and the Statement of Additional Information.



            PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE